Exhibit 32.2

                            CERTIFICATION PURSUANT TO
                             18 U.S.C. SECTION 1350,
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

Certification of Chief Financial Officer

In connection with the Annual Report of Indigo-Energy, Inc., (the "Company") on Form 10-QSB for the fiscal quarter ended December 31, 2005 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), I, David Albanese, Chief Financial Officer certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge and belief:

         (1) The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         (2) The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.






February 10, 2006                /s/    David Albanese
-------------------              -----------------------------------
                                 David Albanese,
                                 Chief Financial Officer